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                                THE MUNDER FUNDS

                       Supplement Dated September 26, 2003
                 To Statement of Additional Information ("SAI")

 Dated June 16, 2003 as restated August 25, 2003 (for all Funds except Munder
     Future Technology Fund, Munder Healthcare Fund, Munder Micro-Cap Equity
             Fund, Munder NetNet(R) Fund, Munder Power Plus Fund(R))

 Dated October 31, 2002 as restated August 25, 2003 (for Munder Future
           Technology Fund, Munder Healthcare Fund, Munder Micro-Cap Equity Fund, Munder NetNet(R) Fund, Munder Power Plus Fund(R))

The disclosure under the heading, "Net Asset Value - All Funds" is amended to read in its entirety as follows:

All Funds. Securities traded on a national securities exchange, except for securities traded in the Nasdaq National Market or the Nasdaq SmallCap Market, are valued at the last sale price. If there were no sales of such securities on the date of valuation but where closing bid and asked prices for such day are available, then such securities will be valued at the mean between the most recently quoted bid and asked prices. Securities traded in the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price ("NOCP"), unless the NOCP is not available, in which case the value will be the Consolidated Closing Price ("CCP") reported by Nasdaq. The NOCP will be calculated at 4:00:02 p.m. Eastern time on each business day as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, then the NOCP will be the last bid price (if higher) or the last ask price (if lower). Securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices.

Where no last sales price is available for a Depositary Receipt (defined to include an ADR, GDR or EDR) on the exchange or market where it is principally traded, the Depositary Receipt will be valued at the closing sales price of its underlying security on the security's principal foreign exchange, multiplied by the relevant exchange rate and the conversion rate of the Depositary Receipt to one share of its underlying security. If a Depositary Receipt cannot be valued pursuant to the preceding sentence, then the Depositary Receipt will be valued at the mean between the most recently quoted bid and asked prices of its underlying security on the valuation date, multiplied by (i) the relevant exchange rate and (ii) the conversion rate of the Depositary Receipt to one share of its underlying security.

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Securities which are principally traded outside of the U.S. are valued at the last quoted sales price on the security's principal exchange or market, except that for less actively-traded securities trading on the London Stock Exchange, generally referred to as "Non-SETS" traded securities, the closing price will be the mid-price between the bid and ask prices. If a security is valued in a currency other than U.S. dollars, the value will be converted to U.S. dollars using the prevailing exchange rate at the close of the London Stock Exchange.

Notwithstanding the foregoing, if an event has occurred after the relevant foreign market has closed but prior to the calculation of the relevant Fund's net asset value that is likely to affect materially the value of the foreign security (i.e., a "significant event"), the security will be valued at fair value by the Funds' Pricing Committee, which is comprised of the Advisor's officers and employees as designated from time to time by management of the Advisor, using pricing procedures for the Funds that have been approved by the Board. The procedures require the Funds' Pricing Committee to meet when a security's market price is not readily available. In order to guard against any conflict of interest with respect to pricing determinations, members of an affected Fund's portfolio management team will not serve on the Pricing Committee in a voting capacity with respect to any pricing determination for that Fund. The Pricing Committee provides a forum for considering time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values and other events that may have a potentially material impact on security values. The Pricing Committee will review all the valuation methodologies used by it and will take any actions necessary to ensure that appropriate procedures and internal controls are in place to address valuation issues. Generally, two voting members of the Pricing Committee are required to approve a valuation determination or procedural change. However, due to the unexpected nature of many day-to-day pricing matters and the limited amount of time available to make a pricing determination, a single member of the Pricing Committee may act on behalf of the full Committee when the other members are not readily available to participate in the determination before the applicable deadline.

Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters, and armed conflicts. Pursuant to procedures adopted by the Board on August 12, 2003, the Pricing Committee may authorize a "top down" adjustment to the net asset value of the International Growth Fund (i.e., the application of a percentage increase or decrease to the net asset value of the affected Fund) in the event of a significant change in the value of U.S. equity markets, as represented by the S&P 500 Index (currently a change in excess of 3%), following the close of the overseas exchanges or markets for the securities in which the Fund invests. In that case, the net asset value of the Munder International Growth Fund may be adjusted based upon the amount of the change in the index, the net asset value of the Fund prior to any adjustment, and the historical correlation of the Fund's net asset value to the index. However, if the impact of a significant event would not materially affect the Fund's net asset value, the Pricing Committee may determine to value the Fund and its underlying securities using closing market prices.

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In the event that market quotations, as described above, are not readily available for any security, the security may be valued using pricing services or broker-dealer quotations. Each of the Funds may employ pricing services selected by the Advisor, and approved by the Board, which may use generally accepted pricing methodologies. This may result in the securities being valued at a price different from the price that would have been determined had the pricing service not been used. If a pricing service cannot provide a valuation for the security, the security may be valued by using quotations from a broker-dealer selected by the Advisor.

In addition to fair valuation made by the Funds' Pricing Committee with respect to significant events, restricted and illiquid securities, including venture capital investments, and securities and assets for which a current market price is not available pursuant to the procedures described above are valued at fair value by the Pricing Committee.

Index Funds. In certain instances, a Fund whose investment objective is to track the performance of an index (i.e., an "Index Fund") may be unable to obtain a current market value for a security held by the Index Fund by (i) using readily available market quotations, (ii) using pricing services, or (iii) obtaining broker-dealer quotations. In such circumstances, the security may be valued using the last reported market quotation, if using such market quotation will not materially affect the Index Fund's net asset value.

Minutes of all Pricing Committee meetings are reviewed by the Advisor and provided to the Board at its next regularly scheduled Board meeting. The Pricing Committee, in its discretion, may request the Board's input on any particular issue.

All cash, receivables and current payables are carried on each Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board.